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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 14, 2006

                           MTI TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                       0-23418                  95-3601802
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

         17595 Cartwright Road, Irvine, California                92614
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          (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (949) 251-1101


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

            On November 14, 2006, MTI Technology Corporation ("the Company") issued a press release to report its financial results for the quarterly period ended September 30, 2006. A copy of the press release is furnished as Exhibit
99.1 to this report and is incorporated herein by reference.

            The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits

      EXHIBIT NUMBER  DESCRIPTION
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      99.1 Press Release dated November 14, 2006, issued by MTI Technology Corporation (furnished pursuant to Item 2.02)

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MTI TECHNOLOGY CORPORATION


Date: November 14, 2006                          /s/ SCOTT POTERACKI
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                                                 Scott Poteracki
                                                 Executive Vice President and
                                                 Chief Financial Officer